FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

     This First Amendment dated as of August 1, 2002 (this "AMENDMENT") to the Agreement and Plan of Merger dated December 19, 2001 (the "MERGER AGREEMENT"), is entered into by and among Murdock Communications Corporation, an Iowa corporation ("MURDOCK"), MCC Merger Sub Corporation, a Delaware corporation and wholly-owned subsidiary of Murdock ("MERGER SUB"), and Polar Molecular Corporation, a Delaware corporation ("POLAR" and sometimes the "SURVIVING CORPORATION"). Capitalized terms used herein but otherwise not defined shall have the meanings set forth in the Merger Agreement.

                             INTRODUCTORY STATEMENTS

     1.     The  parties  have  entered  into  the  Merger  Agreement.

     2. The parties find it desirable to amend the Merger Agreement in the manner specified in this Amendment to allow for the extension of certain timelines and provide for revised obligations of the parties.

     3. The provisions of this Amendment in no way diminish the right and obligations of any party under the provisions of the Merger Agreement that are not otherwise amended by this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

                                   AMENDMENTS

     1.1 Section 2.01 of the Merger Agreement is hereby amended in its entirety to read as follows:

     "SECTION  2.01  The  Merger.  The  Closing of the transactions contemplated
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hereby  (the  "CLOSING")  shall, subject to the provisions of Article VI hereof, take place at the offices of Holme Roberts & Owen LLP in Denver Colorado, on the later to occur of November 15, 2002 and the date that is two business days after each of the conditions set forth in Article VI has been met or waived in writing, or at such other date, time and place as Polar and Murdock mutually agree. The date on which the Closing actually occurs is referred to herein as the "CLOSING DATE"."

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     1.2     Article  V  of the Merger Agreement is hereby amended by adding the following  provisions  to  the  end  thereof  as  a  new  Section  5.16:

     "SECTION  5.16.  Conversion  of Loans from Polar.  Immediately prior to the
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Effective Time, the aggregate sum of all loans from Polar to Murdock outstanding as of such time, shall be converted into the number of shares of Murdock Common Stock obtained by dividing the outstanding loan balance as of the Effective Time by $3.03. Stock certificates representing the resulting number of shares of Murdock Common Stock shall be issued in favor of Polar and delivered at the Closing in accordance with the provisions of Section 2.03 hereof. The shares of Murdock Common Stock issued pursuant to this Section 5.16 will be held by Polar for future distribution as incentives for employees, consultants and directors of Polar, as determined from time to time in the discretion of the Board of Directors of Polar."

     1.3 Subsection (b) of Section 7.02 of the Merger Agreement is hereby amended in its entirety to read as follows:

     "(b)     the  Merger  shall not have been consummated on or before November
30, 2002 (the "EXPIRATION DATE") (provided, that the Expiration Date may be extended by mutual agreement of Polar and Murdock to December 31, 2002 if the Merger shall not have been consummated on or prior to November 30, 2002 due solely to the failure of the SEC to clear and declare effective the Filing for mailing to Murdock's stockholders on or prior to October 31, 2002) or if events have occurred which have made it impossible to satisfy on or before the Expiration Date a condition precedent to the terminating party's obligations to consummate the Transactions; provided that the right to terminate this Agreement
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under  this Section 7.02(b) shall not be available to any party whose failure to perform any covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before the Expiration Date."

                                  MISCELLANEOUS

     2.1 The parties hereto hereby agree that this Amendment amends the Merger Agreement in accordance and in compliance with the terms of Section 8.08 of the Merger Agreement, and each party hereto hereby represents and warrants that it has taken, and covenants that it will undertake, any and all actions necessary so that the amendments made by this Amendment are validly made in compliance with Section 8.08 of the Merger Agreement.

     2.2 Except as expressly set forth herein, this Amendment does not alter or modify any right or obligation of any party under the Merger Agreement.

     2.3 This Amendment may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same amendment.

                            [Signature Page Follows]

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IN  WITNESS  WHEREOF, this Amendment has been duly executed and delivered by the parties  hereto  on  the  date  first  above  written.


                                          POLAR  MOLECULAR  CORPORATION


                                          By:     /s/   Mark  L.  Nelson
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------


                                          MURDOCK  COMMUNICATIONS  CORPORATION


                                          By:     /s/   Eugene  I.  Davis
                                              --------------------------------
                                          Name:      Eugene  I.  Davis
                                               -------------------------------
                                          Title:   Chief  Executive  Officer
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                                          MCC  MERGER  SUB  CORPORATION


                                          By:     /s/   Eugene  I.  Davis
                                              --------------------------------
                                          Name:      Eugene  I.  Davis
                                               -------------------------------
                                          Title:   Chief  Executive  Officer
                                                ------------------------------

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